UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2013

Date of reporting period:  March 31, 2013

Item 1. Report to Stockholders.

Bushido Capital Long/Short Fund

Investor Class Shares – BCLSX

Semi-Annual Report
www.bushidofunds.com	March 31, 2013

Bushido Capital Long/Short Fund

Shareholder Letter 3/31/13

Fund Overview

The Bushido Capital Long/Short Fund (BCLSX) utilizes a fundamental value approach to individual stock selection that incorporates both quantitative and qualitative analysis. The Fund will normally hold 35-60 long positions in equity securities deemed to be undervalued. The Fund will employ its flexible value approach to long investments in securities across a company’s entire capital structure when market conditions price other securities of the company at what we view as superior risk-reward prices to the common equity. Additionally, the Fund may short securities of companies that it deems to be suffering a secular decline in the underlying fundamentals of the business. The Fund may also short securities that are deemed to be mispriced relative to the fundamental risk facing the position. Additionally, short securities may be coupled with long positions to form paired trades designed with the goal of mitigating sector, market, or country-specific risk.

Performance Drivers

With respect to performance, since inception (10.31.12-3.31.13) BCLSX is up 5.80%, compared to 5.61% for the Morningstar Equity Long/Short category and 8.63% for the 70% S&P 500 Index/30% Barclay’s Intermediate Government/Credit Bond Index benchmark. The positions with the best return on investment (ROI) included SkyWest, Patterson-UTI, and Archer Daniels Midland while our S&P 500 Puts, Ultra Petroleum, and Schnitzer Steel represented the worst three ROI. In terms of largest absolute dollar gains Patterson-UTI, SkyWest and Endurance Specialty led the way while the S&P Puts, Ultra Petroleum and Schnitzer Steel were again the worst performers. For the Fund’s short book, leading ROIs were generated by Avalonbay, Boston Properties, and Equity Residential while the worst came from Mohawk, Essex Property Trust and United States Oil Fund. These names held their respective positions in terms of absolute dollar profitability as well.

Portfolio Composition

The Fund’s asset allocation at 3/31/13 consisted of: Long Equity (78.5%), Short Equity (10.5%), Fixed Income (0.3%), Options (1.1%), and Cash (30.7%). Of note, the two largest industry exposures, as measured by Bloomberg industry, were Insurance and Pipelines at 19% and 14%, respectively. As a percent of net assets, the Fund had long exposure of 78.5%, short exposure of 10.5%, for a gross exposure of 89% and net exposure of 68%. Our three largest positions were Kinder Morgan, CH Robinson, and Enbridge. Our three largest short positions were The United States Oil Fund, Mohawk, and Essex. On the long side of the portfolio we are invested in four core secular themes that we believe could each generate positive risk adjusted returns across several names in the portfolio. First, we are positioned to potentially benefit from a possible improvement in the U.S. residential real estate market through our holdings in Bank of America, Melcor, and JP Morgan, while our multi-family REITs (AVB, ESS, EQR) that we are short may see softening demand coupled with increasing unit supply. Importantly, the long names that may  benefit from an improvement in housing are still priced at attractive valuations despite improving fundamentals which may help protect us from downside risk. The second secular theme we are looking to exploit is the rapid increase in domestic energy production. We are investing in this theme primarily through companies that are building and operating the infrastructure needed to transport, store and export domestic natural gas, natural gas liquids (NGLs), oil, and coal (KMI, KMR, EEQ). Additionally, we have positions in energy service companies that focus on land based drilling (Nabors, Patterson-UTI) and an investment in a low cost natural gas producer (Ultra Petroleum). The third theme in the portfolio would include companies that should benefit should a gradual improvement in the US unemployment rate and related employment metrics occur. These companies would include Bank of America, Paychex, JP Morgan and Goldman Sachs. Lastly, the fourth theme is the possible improvement in pricing power for Property & Casualty insurance companies for the first time since 2005. While our portfolio names in the insurance space (Allied World, Axis Capital, Endurance Specialty, PartnerRe, Everest Re) continue to be challenged by the low

Bushido Capital Long/Short Fund

interest rate environment, we believe improving rates on line, attractive valuations at less than book value and an average dividend yield of 2.3% in the insurance space provides an attractive risk/reward proposition. In accordance with this theme we added an additional property casualty insurance company to the portfolio, AIG, which was purchased at a compelling valuation of less than 60% of book value. We believe that each of these secular themes may benefit the portfolio for the intermediate to longer term and are not positioning to quickly trade out of the related positions unless the market were to reward us with far higher valuation multiples on the individual stocks.

Market Outlook

We continue to believe that the broad US equity markets may fall into a range between fairly valued to over-valued based on several valuation indicators that we closely follow. Importantly, we do not use the broad market based valuation indicators for trading or market timing purposes, but instead use them as guide posts to inform us of where the market stands relative to historical long-term valuation metrics. We believe that a valuation approach for the market functions much like it would for an individual asset, in that the cheaper multiple you can buy the market for, the higher your expected returns should be over a full market cycle. Current broad based market valuation indicators that we follow would point to valuations for the market potentially being closer to historical market tops than the long-term historic market average. Accordingly, we have hedged part of our net long equity exposure in an effort to protect the portfolio if there is a material decrease in the S&P 500 through a long position in SPY puts with a $135 strike price that expire in January 2014. We chose to use SPY (the ETF that tracks the S&P 500 index) options for their liquidity and the fact that their underlying asset is a broad equity market index. In addition to a potentially over-priced US equity market, volatility, as represented by the VIX index, has been trading closer to recent historical lows, making the price for portfolio protection via our long SPY put option position incrementally more attractive. We are also concerned that the vast amount of liquidity introduced into the global financial system through the workings of the US Federal Reserve, European Central Bank, Bank of Japan, and Bank of England, to name a few, may be artificially supporting risk assets globally given the anemic global economic outlook and challenged balance sheets of much of the developed world. Furthermore, we are of the belief that nothing fundamental has been “fixed” with respect to the EuroZone troubles and would be surprised if renewed worries about the future of that monetary union did not return to markets.

Respectfully submitted,

John H. Beatson Jr.
Bushido Capital Partners

Disclosure

Mutual Fund investing involves risk. Principal loss is possible. The Fund may engage in short sales of securities, which involves the risk that losses may exceed original amounts invested. Investments in foreign securities involve greater volatility and political, economic and currency risks and differences in accounting methods. The Fund may also invest in emerging markets, which are generally more volatile, have relatively unstable governments, social and legal systems that do not protect shareholders, economies based on only a few industries and securities markets that are substantially smaller, less liquid and more volatile with less government oversight than more developed countries. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Small and medium-cap companies tend to have limited liquidity and greater price volatility than large-cap companies. Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds, including the risks that an ETF’s shares may trade at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund’s ability to sell its shares.

Bushido Capital Long/Short Fund

Fund holdings are subject to change and are not recommendations to buy or sell any security.  For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

Net Exposure takes the Long percent of net assets and subtracts the Short percent of net assets. Gross Exposure takes the Long percent of net assets and adds to it the Short percent of net assets.

Book value is the net asset value of a company, calculated by subtracting total liabilities from total assets.

Morningstar Long/Short Equity Category: the average performance of the 243 funds that currently comprise Morningstar’s Long/Short Equity Category.  Each Morningstar Category Average is representative of funds with similar investment objectives.

Blended benchmark consisting of 70% in S&P 500 Index and 30% in Barclay’s Intermediate Government/Credit Bond Index.

S&P 500 Index: A capitalization weighted index of 500 large capitalization stocks which is designed to measure broad domestic securities markets.

Barclay’s Intermediate Government/Credit Bond Index: Intermediate component of the U.S. Government/Credit Index. It consists of securities in the intermediate maturity range of the Government/Credit Index.

SPDR S&P 500 EFT Trust: The Trust consists of a portfolio representing all 500 stocks in the S&P 500 Index.

CBOE (VIX) Volatility Index: VIX is based on the S&P 500 Index, the core index for U.S. equities, and estimates expected volatility by averaging the weighted prices of SPX puts and calls over a wide range of strike prices.

One cannot invest directly in an index.

This commentary reflects the views of the portfolio manage through March 31, 2013. The manager’s views are subject to change as market and other conditions warrant.  No forecasts are guaranteed. This commentary is provided for informational purposes only and is not an endorsement of any security, mutual fund, sector or index.  Bushido Capital Partner, its affiliates, employees and clients may hold or trade the securities mentioned in this commentary.

Bushido Long/Short Fund is distributed by Quasar Distributors, LLC.

Bushido Capital Long/Short Fund

Value of $10,000 Investment (Unaudited)

Rates of Return

Since Inception(1) to
March 31, 2013
Investor Class (without sales load)	5.80%
Investor Class (with sales load)(2)	0.76%
70% S&P 500 Index 30% Barclay’s Intermediate Government/Credit Bond Index(3)	8.63%
Morningstar Long/Short Equity Category(4)	5.61%

(1)	October 31, 2012.
(2)	Return reflects a sales load of 4.75%.
(3)	The 70% S&P 500 Index 30% Barclay’s Intermediate Government/Credit Bond Index is a blended benchmark consisting of 70% S&P 500 Index and 30% of the Barclay’s Intermediate Government/Credit Bond Index.
(4)	Morningstar Long/Short Equity Category measures the average performance of the 243 funds that currently comprise Morningstar’s Long/Short Equity category.

Bushido Capital Long/Short Fund

Expense Example (Unaudited)
March 31, 2013

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments, redemption fees and wire transfer fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 31, 2012 – March 31, 2013).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses.  You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (10/31/12)	Value (3/31/2013)	(10/31/12 to 3/31/2013)
Actual(2)(3)	$1,000.00	$1,058.00	$9.32
Hypothetical(4)
(5% return before expenses)	$1,000.00	$1,011.62	$9.11

(1)
Expenses are equal to the Fund’s annualized expense ratio for the period since inception of 2.19%, multiplied by the average account value over the period, multiplied by the number of days in the period since inception/365 (to reflect the period since inception).

(2)	Based on the actual returns for the period from inception through March 31, 2013 of 5.80%.
(3)	Excluding dividends and interest on short positions, the actual expenses would be $7.88.
(4)	Excluding dividends and interest on short positions, the hypothetical expenses would be $7.70.

Bushido Capital Long/Short Fund

Asset Allocations (Unaudited)
as of March 31, 2013
(% of Gross Assets)

Top Ten Long Positions
March 31, 2013(1)
(% of net assets)
Kinder Morgan	5.4%
Enbridge Energy Management	4.5%
Kinder Morgan Management	4.4%
Nabors Industries	4.0%
Endurance Speciality Holdings	3.9%
C.H. Robinson Worldwide	3.7%
Patterson-UTI Energy	3.7%
Allied World Assurance Company Holdings	3.6%
Expeditors International of Washington	3.3%
Axis Capital Holdings	3.2%

Top Five Short Positions
March 31, 2013
(% of net assets)
United States Oil Fund	-2.4%
Mohawk Industries	-1.9%
Essex Property Trust	-1.7%
Equity Residential	-1.5%
Boston Properties	-1.5%

Number of Long Positions	28
Number of Short Positions	6

(1)Fidelity Institutional Government Portfolio is excluded from the Top Ten Long Positions.

Bushido Capital Long/Short Fund

Schedule of Investments (Unaudited)
March 31, 2013

Description	Shares	Value
COMMON STOCKS – 76.8%
Agriculture – 2.5%
Archer-Daniels-Midland	1,758	$59,297
Airlines – 2.7%
SkyWest	3,911	62,772
Banks – 9.6%
Bank Of America	4,234	51,570
International Bancshares	2,528	52,582
JPMorgan Chase	1,106	52,491
Goldman Sachs Group	459	67,542
		224,185
Commercial Services – 1.9%
Paychex	1,267	44,434
Insurance – 18.8%
Allied World Assurance Company Holdings	913	84,653
American International Group*	1,447	56,172
Axis Capital Holdings	1,800	74,916
Endurance Specialty Holdings	1,917	91,652
Everest Re Group	430	55,840
PartnerRe	786	73,184
		436,417
Iron/Steel – 4.4%
POSCO – ADR	808	59,558
Schnitzer Steel Industries, Class A	1,603	42,736
		102,294
Oil & Gas – 9.7%
Nabors Industries*	5,705	92,535
Patterson-UTI Energy	3,580	85,347
Ultra Petroleum*	2,402	48,280
		226,162
Pipelines – 14.3%
Enbridge Energy Management	3,435	103,807
Kinder Morgan	3,263	126,213
Kinder Morgan Management	1,157	101,647
		331,667
Real Estate – 2.8%
Melcor Developments	3,602	63,895

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Investments (Unaudited) – Continued
March 31, 2013

Description	Shares/Par/Contracts	Value
COMMON STOCKS – 76.8% (CONTINUED)
Retail – 1.7%
Darden Restaurants	774	$40,000
Transportation – 8.4%
C.H. Robinson Worldwide	1,437	85,444
CSX	1,354	33,349
Expeditors International of Washington	2,118	75,634
		194,427
Total Common Stocks
(Cost $1,614,476)		1,785,550

CORPORATE BONDS – 0.2%
Insurance – 0.2%
MDC Holdings
5.375%, 07/01/2015
(Cost $5,354)	$5,000	5,404

PURCHASED OPTIONS – 1.1%
SPDR S&P 500 ETF Put, Jan 2014 @135
(Cost $74,005)	80	25,480

SHORT-TERM INVESTMENT – 23.6%
Fidelity Institutional Government Portfolio, 0.01%^
(Cost $548,219)	548,219	548,219
Total Investments – 101.7%
(Cost $2,242,054)		2,364,653
Other Assets and Liabilities, Net – (1.7)%		(39,145)
Total Net Assets – 100.0%		$2,325,508

*	Non-income producing security.
^	Variable rate security- The rate shown is the rate in effect as of March 31, 2013.
ADR – American Depository Receipt

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Schedule of Securities Sold Short (Unaudited)
March 31, 2013

Description	Shares	Value
COMMON STOCKS – 10.5%
Oil & Gas – 2.4%
United States Oil Fund*	1,598	$55,547
REITS – 6.2%
Avalonbay Communities	275	34,834
Boston Properties	351	35,472
Equity Residential	647	35,624
Essex Property Trust	255	38,398
		144,328
Textiles – 1.9%
Mohawk Industries*	385	43,551
Total Securities Sold Short
(Proceeds $246,037)		$243,426

*	Non-income producing security.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Statement of Assets and Liabilities (Unaudited)
March 31, 2013

ASSETS:
Investments, at value
(cost $2,242,054)	$2,364,653
Deposits at broker	224,665
Receivable for adviser reimbursements	16,977
Prepaid expenses	3,295
Dividends and interest receivable	2,479
Total assets	2,612,069

LIABILITIES:
Securities sold short, at value
(proceeds $246,037)	243,426
Payable for investment securities purchased	10,768
Payable to affiliates	15,110
Dividends payable on securities sold short	1,090
Accrued distribution & shareholder service fees	2,736
Accrued expenses	13,431
Total liabilities	286,561

NET ASSETS	$2,325,508

NET ASSETS CONSIST OF:
Paid-in capital	$2,215,782
Accumulated undistributed net investment loss	(5,834)
Accumulated undistributed net realized loss on investments	(9,644)
Net unrealized appreciation on:
Investments and translations of foreign currency	122,593
Securities sold short	2,611
Net Assets	$2,325,508

Net Assets	$2,325,508
Shares issued and outstanding(1)	219,798
Net asset value, redemption price and minimum offering price per share	$10.58
Maximum offering price per share ($10.58/0.9525)	$11.11

(1)	Unlimited shares authorized.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Statement of Operations (Unaudited)
For the Period Inception Through March 31, 2013(1)

INVESTMENT INCOME:
Dividend income	$11,351
Less: foreign taxes withheld	(106)
Interest income	62
Total investment income	11,307

EXPENSES:
Fund administration & accounting fees	31,907
Transfer agent fees	15,867
Custody fees	10,419
Investment adviser fees	9,770
Audit fees	7,701
Federal & state registration fees	6,212
Compliance fees	5,297
Legal fees	4,412
Trustee fees	4,054
Postage & printing fees	3,102
Distribution and shareholder service fees	2,736
Dividends & broker interest on short positions	2,681
Other	1,424
Total expenses before reimbursement	105,582
Less: reimbursement from investment adviser	(88,441)
Net expenses	17,141

NET INVESTMENT LOSS	(5,834)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss on investments, including foreign currency gain	(9,644)
Net change in unrealized appreciation on:
Investments and translations of foreign currency	122,593
Securities sold short	2,611
Net realized and unrealized gain on investments	115,560

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$109,726

(1)	Inception date of the Fund was October 31, 2012.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Statement of Changes in Net Assets

For the Period
Inception Through
March 31, 2013(1)
(Unaudited)
OPERATIONS:
Net investment loss	$(5,834)
Net realized loss on investments, including foreign currency gain	(9,644)
Net change in unrealized appreciation on:
Investments and translations of foreign currency	122,593
Securities sold short	2,611
Net increase in net assets resulting from operations	109,726

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	2,215,857
Proceeds from reinvestment of distributions	—
Payments for shares redeemed	(75)
Redemption fees	—
Net increase in net assets resulting from capital share transactions	2,215,782

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—
From net realized gains	—
Total distributions to shareholders	—

TOTAL INCREASE IN NET ASSETS	2,325,508

NET ASSETS:
Beginning of period	—
End of period, including accumulated undistributed net investment loss of $(5,834)	$2,325,508

TRANSACTIONS IN SHARES:
Shares sold	219,806
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(8)
Net increase	219,798

(1)	Inception date of the Fund was October 31, 2012.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Financial Highlights

For a Fund share outstanding throughout the period.
	For the Period
	Inception Through
	March 31, 2013(1)
	(Unaudited)
PER SHARE DATA:

Net asset value, beginning of period	$10.00

INVESTMENT OPERATIONS:
Net investment loss	(0.03)
Net realized and unrealized gain on investments	0.61
Total from investment operations	0.58

LESS DISTRIBUTIONS:
Dividends from net investment income	—
Dividends from net capital gains	—
Total distributions	—

Net asset value, end of period	$10.58

TOTAL RETURN(2)	5.80	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$2.3

Ratio of expenses to average net assets:
Before expense reimbursement	13.51	%(4)
After expense reimbursement	2.19	%(4)

Ratio of expenses excluding dividends & interest on short positions to average net assets:
Before expense reimbursement	13.17	%(4)
After expense reimbursement	1.85	%(4)

Ratio of net investment loss to average net assets:
Before expense reimbursement	(12.06	)%(4)
After expense reimbursement	(0.74	)%(4)

Portfolio turnover rate	29	%(3)

(1)	Inception date of the Fund was October 31, 2012.
(2)	Total return does not reflect sales charges.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited)
March 31, 2013

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Bushido Capital Long/Short Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is to achieve long-term growth of capital. The Fund commenced operations on October 31, 2012.  Costs incurred by the Fund in connection with the organization, registration, and the initial public offering of shares were paid by Bushido Capital Partners, LLC (the “Advisor”).  The Fund currently offers one class, the Investor Class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the period ended March 31, 2013, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the period ended March 31, 2013, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the period ended March 31, 2013, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually.  Distributions to shareholders are recorded on the ex-dividend date.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund.

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2013

Futures Contracts and Options on Futures Contracts – The Fund is subject to equity price risk, interest rate risk, and foreign currency exchange risk in the normal course of pursuing its investment objectives. The Fund uses futures contracts and options on futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or securities, an initial margin deposit in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of interest or exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. The use of futures contracts, and options on futures contracts, involves risk of imperfect correlation in movements in the price of futures contracts and options thereon, interest rates and the underlying hedged assets.

Short Sales – A short sale is the sale by the Fund of a security which they do not own in anticipation of purchasing the same security in the future at a lower price to close the short position.  A short sale will be successful if the price of the shorted security decreases.  However, if the underlying security goes up in price during the period in which the short position is outstanding, the Fund will realize a loss.  The risk on a short sale is unlimited because the Fund must buy the shorted security at the higher price to complete the transaction.  Therefore, short sales may be subject to greater risks than investments in long positions.  With a long position, the maximum sustainable loss is limited to the amount paid for the security plus the transaction costs, whereas there is no maximum attainable price of the shorted security.  The Fund would also incur increased transaction costs associated with selling securities short.  In addition, if the Fund sells securities short, they must maintain a segregated account with their custodian containing cash or high-grade securities equal to (i) the greater of the current market value of the securities sold short or the market value of such securities at the time they were sold short, less (ii) any collateral deposited with the Fund’s broker (not including the proceeds from the short sales).  The Fund may be required to add to the segregated account as the market price of a shorted security increases.  As a result of maintaining and adding to its segregated account, the Fund may maintain higher levels of cash or liquid assets (for example, U.S. Treasury bills, repurchase agreements, high quality commercial paper and long equity positions) for collateral needs thus reducing their overall managed assets available for trading purposes.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  DERIVATIVE TRANSACTIONS

The Fund may use derivatives for different purposes, such as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. The various derivative instruments that the Fund may use are options, futures contracts and options on futures contracts and other derivative securities. The Fund may also use derivatives for leverage, in which case their use would involve leveraging risk. A Fund investing in a derivative instrument could lose more than the principal amount invested.

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2013

The Fund has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of, and accounting for, derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Average Balance Information – The average monthly market values of purchased options during the period ended March 31, 2013, was 52,300.

Values of Derivative Instruments as of March 31, 2013 on the Statement of Assets and Liabilities:

	Assets
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
Equity Contracts – Options	Investments,
	at fair value	$25,480
Total		$25,480

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income:

Derivatives not accounted for as
hedging instruments under ASC 815	Purchased Option
Equity Contract	$—
Total	$—

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income:

Derivatives not accounted for as
hedging instruments under ASC 815	Purchased Option
Equity Contract	$(48,525)
Total	$(48,525)

4.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2013

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Equity Securities – Equity securities, including common stocks, preferred stocks, Exchange Traded Funds (“ETFs”) and real estate investment trusts (“REITS”), that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices.  Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Corporate Bonds – Corporate bonds, including listed issues, are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy.

Derivative Instruments – Listed derivatives, including options, rights, warrants and futures that are actively traded are valued based on quoted prices from the exchange and categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2013

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of March 31, 2013:

	Level 1	Level 2	Level 3	Total
Common Stocks	$1,785,550	$—	$—	$1,785,550
Corporate Bonds	—	5,404	—	5,404
Purchased Option	25,480	—	—	25,480
Short-Term Investment	548,219	—	—	548,219
Total Investments	$2,359,249	$5,404	$—	$2,364,653

Securities Sold Short
Common Stock	$243,426	$—	$—	$243,426
Total Securities Sold Short	$243,426	$—	$—	$243,426

Transfers between levels are recognized at the end of the reporting period.  During the period ended March 31, 2013, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the period.  Refer to the Schedule of Investments for further information on the classification of investments.

5.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.25% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, dividends on short positions, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.85% of the Fund’s average daily net assets of the Investor Class, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed.  Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved within the foregoing expense limits.  The Operating Expense Limitation Agreement will be in effect through at least December 31, 2014.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
9/30/2016	$88,441

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and serves as the fund accountant.  For the period ended March 31, 2013, the Fund incurred $31,907 in administration and fund accounting fees.

USBFS also serves as the transfer agent to the Fund.  For the period ended March 31, 2013, the Fund incurred $8,698 in transfer agent fees (excluding transfer agency out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the period ended March 31, 2013, the Fund incurred $10,419 in custody fees.

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2013

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

The officers of the Trust are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the period ended March 31, 2013, the Fund incurred $5,297 in compliance fees.

6.  DISTRIBUTION & SHAREHOLDER SERVICING FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only.  The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the period ended March 31, 2013, the Investor Class incurred expenses of $1,954 pursuant to the Plan.

The Fund has entered into a shareholder servicing agreement (the “Agreement”) with the Adviser, under which the Fund may pay servicing fees at an annual rate of 0.10% of the average daily net assets of the Investor Class.  Payments to the Adviser under the Agreement may reimburse the Adviser for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Adviser for services provided to shareholders of the Fund.  The services provided by such intermediaries are primarily designed to assist shareholders of the Fund and include the furnishing of office space and equipment, telephone facilities, personnel and assistance to the Fund in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Fund and includes establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client inquiries regarding the Fund, and providing such other personal services to shareholders as the Fund may reasonably request.  For the period ended March 31, 2013, the Fund incurred $782 in shareholder servicing fees under the Agreement.

7.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments and short positions, by the Fund for the period ended March 31, 2013, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$2,045,869	$342,393

The aggregate gross unrealized appreciation and depreciation of securities (excluding short positions) held by the Funds and the total cost of securities for federal income tax purposes at March 31, 2013, were as follows:

Aggregate Gross	Aggregate Gross		Federal Income
Appreciation	Depreciation	Net	Tax Cost
$192,247	$(69,648)	$122,599	$2,242,054

Bushido Capital Long/Short Fund

Notes to the Financial Statements (Unaudited) – Continued
March 31, 2013

The Fund paid no distributions for the period ended March 31, 2013.

8.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no additional items require recognition or disclosure.

Bushido Capital Long/Short Fund

Additional Information (Unaudited)
March 31, 2013

APPROVAL OF INVESTMENT ADVISORY AGREEMENT – BUSHIDO CAPITAL PARTNERS, LLC

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on May 22-23, 2012, the Trust’s Board of Trustees (“Board”), including all of the Trustees who are not “interested persons” of the Trust as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the Investment Advisory Agreement between the Trust and Bushido Capital Partners, LLC. (“Bushido”) regarding the Bushido Capital Long/Short Fund (the “Fund”).  The Fund is a newly organized series of the Trust.

Prior to the meeting, the Trustees received and considered information from Bushido and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the terms of the proposed Investment Advisory Agreement between the Trust and Bushido (“Support Materials”).  Before voting to approve the proposed Investment Advisory Agreement, the Trustees reviewed the terms of the form of Investment Advisory Agreement and the Support Materials with Trust management and with counsel to the Independent Trustees and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed agreement.  Bushido also met with the Trustees and provided further information regarding its proposed services to the Fund, including but limited to information regarding its investment philosophy.

In determining whether to approve the Investment Advisory Agreement between the Trust and Bushido (“Investment Advisory Agreement”), the Trustees considered all factors they believed relevant including the following: (1) the nature, extent, and quality of the services to be provided by Bushido; (2) the cost of the services to be provided and the profits to be realized by Bushido from services rendered to the Trust; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale would be realized as the Fund grows and whether the proposed advisory fee for the Fund reflects these economies of scale for the Fund’s benefit; and (5) other financial benefits to Bushido resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon Bushido’s presentation and Support Materials, the Board concluded that the overall arrangements between the Trust and Bushido as will be set forth in the Investment Advisory Agreement are fair and reasonable in light of the services that Bushido will perform, the investment advisory fees that the Fund will pay, and such other matters as the Trustees considered relevant in the exercise of their reasonable judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services to be Provided.  The Trustees considered the scope of services to be provided under the Investment Advisory Agreement, noting that Bushido will be providing investment management services to the Fund which include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and timing of such transaction; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions affected by Bushido on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees noted Bushido’s status as an affiliate of Marshfield Associates, Inc. (“Marshfield”), a registered investment adviser with $1.7 billion in assets under management, and Marshfield’s commitment to provide resources to Bushido.  The Trustees considered the capitalization of Bushido and noted the firm’s commitment to fund a reserve account or establish a line of credit as

Bushido Capital Long/Short Fund

Additional Information (Unaudited) – Continued
March 31, 2013

an added assurance of prompt payment of its obligations to the Fund.  The Trustees also considered the investment philosophy of the portfolio manager and noted his experience managing assets with similar investment objectives.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Bushido proposes to provide to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the proposed annual management fee that the Fund will pay to Bushido in the amount of 1.25% of the Fund’s average annual daily net assets, as well as Bushido’s profitability analysis (12 month pro-forma) for services that Bushido will render to the Fund.  In this regard, the Trustees noted that Bushido expects to subsidize the cost of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund.  The Trustees noted that the management fees and performance incentive fees charged to separately managed accounts with assets similar to those projected for the Fund are generally consistent with the proposed advisory fee for the Fund. The Trustees also considered that Bushido had contractually agreed reduce its management fees, and, if necessary, reimburse the Fund for its operating expenses, in order to ensure that Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 1.85% of the average daily net assets of the Investor Class and 1.50% of the average daily net assets of the Institutional Class shares, and further noted that this obligation would be guaranteed by Marshfield.  The Trustees concluded that Bushido’s service relationship with the Fund will not initially be profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds within its Lipper benchmark category.  While the Trustees noted that the Fund’s management fee was slightly higher than the average and median management fees (after waivers) reported for the benchmark category, they also considered that the total expenses of the Investor Class and Institutional Class shares of the Fund were lower than the average total expenses (after waivers and expense reimbursements) reported for the benchmark category and the average net assets of the benchmark category was significantly higher than the projected assets of the Fund.  While recognizing that it is difficult to compare advisory fees because advisory services provided may vary from one investment adviser to another, the Trustees concluded that Bushido’s proposed advisory fee is reasonable.

Economies of Scale.  The Trustees considered whether the Fund would benefit from any economies of scale, noting that the proposed investment advisory fee for the Fund did not contain breakpoints.  The Trustees noted the fact that the Fund is newly organized and that an increase in assets would mostly likely not decrease the amount of advisory services that Bushido would need to be provide to the Fund at this time.  The Trustees also considered that Bushido had agreed to consider breakpoints in the future in response to asset growth.

Other Benefits.  The Trustees noted that Bushido does not intend to utilize soft dollar arrangements with respect to portfolio transactions and has no affiliated brokers to execute the Fund’s portfolio transactions.  The Trustees concluded that Bushido will not receive any additional financial benefits from services rendered to the Fund.

Bushido Capital Long/Short Fund

Additional Information (Unaudited) – Continued
March 31, 2013

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-359-1515.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-359-1515.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-359-1515, or (2) on the SEC’s website at www.sec.gov.

(This Page Intentionally Left Blank.)

Bushido Capital Long/Short Fund

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

INVESTMENT ADVISER
Bushido Capital Partners, LLC
21 DuPont Circle NW, Suite 500
Washington, D.C.  20036

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI  53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI  53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH  44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME  04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-359-1515.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Note applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable for semi-annual reports.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            Managed Portfolio Series

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    May 31, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/James R. Arnold
James R. Arnold, President

Date    May 31, 2013

By (Signature and Title)*    /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date    May 31, 2013

* Print the name and title of each signing officer under his or her signature.